Exhibit 99.2

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

TABLE OF CONTENTS

Independent Auditor’s Report	F-61
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Operations	Exhibit B
Consolidated Statements of Shareholder’s Equity (Deficit)	Exhibit C
Consolidated Statements of Cash Flows	Exhibit D
Notes to Consolidated Financial Statements	F-66

INDEPENDENT AUDITOR’S REPORT

To the Shareholders

Florida Recycling Services, Inc. of Illinois
Chicago, Illinois

      We have audited the accompanying consolidated balance sheets of Florida Recycling Services, Inc. of Illinois and Subsidiary as of December 31, 2003, 2002 and 2001, and the related consolidated statements of operations, cash flows and shareholder’s equity (deficit) for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Florida Recycling Services, Inc. of Illinois and Subsidiary as of December 31, 2003, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

SHEPARD SCHWARTZ & HARRIS LLP

February 11, 2004

Chicago, Illinois

EXHIBIT A

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

December 31, 2003, 2002 and 2001

	2003	2002	2001

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$669,735	$69,192	$897,341
Receivables
Trade	16,156,222	10,691,735	12,256,134
Other	2,506	11,424	45,347
Prepaid expenses	1,643,739	492,026	370,707
Advances to related parties	855,000	510,000	—
Supplies and materials	963,480	487,520	432,939

Total current assets	20,290,682	12,261,897	14,002,468

PROPERTY AND EQUIPMENT
Building	607,636	699,721	1,451,221
Machinery and equipment	57,645,604	50,661,524	45,253,426

	58,253,240	51,361,245	46,704,647
Less — accumulated depreciation	40,312,888	33,828,548	24,966,942

	17,940,352	17,532,697	21,737,705
Land	98,197	413,198	476,226

	18,038,549	17,945,895	22,213,931

OTHER ASSETS
Deposits	17,962	18,435	2,878
Contract acquisition rights (net of accumulated amortization of $97,721 in 2003 and $21,667 in 2002)	453,601	363,566	—
Goodwill (net of accumulated amortization of $68,611 in 2001)	174,489	174,489	581,389
Deferred income taxes	601,100	636,000	636,000

	1,247,152	1,192,490	1,220,267

	$39,576,383	$31,400,282	$37,436,666

LIABILITIES AND SHAREHOLDER’S DEFICIT
CURRENT LIABILITIES
Checks issued in excess of bank balance	$—	$—	$2,170,476
Note payable — bank	10,000,000	4,500,000	—
Current maturities of long-term debt	12,928,121	8,198,916	10,687,496
Accounts payable	6,555,149	5,369,645	3,775,630
Accrued expenses	2,655,732	2,697,802	4,168,021

Total current liabilities	32,139,002	20,766,363	20,801,623

LONG-TERM DEBT — net of current maturities	12,060,243	15,051,757	25,457,100

SHAREHOLDER’S DEFICIT
Common stock — $1,000 par value, 1,000 shares authorized, 100 shares issued and outstanding	100,000	100,000	100,000
Additional paid-in capital	11,670,550	11,670,550	6,716,512
Accumulated deficit	(16,393,412)	(16,188,388)	(15,638,569)

Total shareholder’s deficit	(4,622,862)	(4,417,838)	(8,822,057)

	$39,576,383	$31,400,282	$37,436,666

The accompanying notes are an integral part of these statements.

EXHIBIT B

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001

Sales	$90,519,364	$84,783,830	$81,722,405

Cost of sales
Direct labor	23,844,185	22,268,603	23,188,341
Dumping and hauling	30,349,486	28,516,654	30,123,083
Depreciation and amortization	8,632,711	9,172,228	10,645,485
Amortization of contract rights	75,727	43,334	—
Other	10,051,118	9,561,909	9,938,131

	72,953,227	69,562,728	73,895,040

Gross profit	17,566,137	15,221,102	7,827,365
Operating expenses	14,910,255	13,666,493	12,497,884

Operating income (loss)	2,655,882	1,554,609	(4,670,519)

Other (income) expense
(Gain) loss on sale of assets	(40,947)	11,466	38,470
Interest expense	1,931,303	2,092,962	2,626,756

	1,890,356	2,104,428	2,665,226

Income (loss) before income tax expense (benefit)	765,526	(549,819)	(7,335,745)
Income tax expense (benefit) — deferred	34,900	—	(150,000)

Net income (loss)	$730,626	$(549,819)	$(7,185,745)

Earnings per share	$7,306.26	$(5,498.19)	$(71,857.45)

The accompanying notes are an integral part of these statements.

EXHIBIT C

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY (DEFICIT)

Years Ended December 31, 2003, 2002 and 2001

			Additional
	Shares	Par	Paid-in	Accumulated
	Issued	Value	Capital	Deficit	Total

Balance — January 1, 2001	100	$100,000	$6,687,112	$(8,452,824)	$(1,665,712)
Net loss	—	—	—	(7,185,745)	(7,185,745)
Shareholder’s contribution	—	—	29,400	—	29,400

Balance — December 31, 2001	100	100,000	6,716,512	(15,638,569)	(8,822,057)
Net loss	—	—	—	(549,819)	(549,819)
Shareholder’s contribution	—	—	4,954,038	—	4,954,038

Balance — December 31, 2002	100	100,000	11,670,550	(16,188,388)	(4,417,838)
Net income	—	—	—	730,626	730,626
Shareholder’s distribution	—	—	—	(935,650)	(935,650)

Balance — December 31, 2003	100	$100,000	$11,670,550	$(16,393,412)	$(4,622,862)

The accompanying notes are an integral part of these statements.

EXHIBIT D

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001

Cash flows from operating activities
Cash received from customers	$85,054,877	$86,348,229	$81,572,652
Cash paid for goods and operating expenses	(79,728,995)	(76,284,274)	(78,757,105)
Interest paid	(1,832,673)	(2,011,004)	(2,450,343)

Net cash provided by operating activities	3,493,209	8,052,951	365,204

Cash flows from investing activities
Advances to related parties	(345,000)	(510,000)	—
Deposits paid (returned)	472	(15,557)	443,019
Cash received from sale of property and equipment	73,718	117,221	1,578,756
Purchase of property and equipment	(9,185,157)	(5,821,311)	(5,670,297)
Payment for contract acquisition rights	(165,762)	—	—

Net cash used for investing activities	(9,621,729)	(6,229,647)	(3,648,522)

Cash flows from financing activities
Proceeds from note payable — bank	5,500,000	1,300,000	—
Proceeds of long-term debt	10,699,978	1,590,216	11,282,538
Payments of long-term debt	(8,962,288)	(7,641,669)	(7,955,236)
Contribution from shareholder	—	2,100,000	—
Distributions to shareholder	(508,627)	—	—

Net cash provided by (used for) financing activities	6,729,063	(2,651,453)	3,327,302

Net increase (decrease) in cash and cash equivalents	600,543	(828,149)	43,984
Cash and cash equivalents — beginning	69,192	897,341	853,357

Cash and cash equivalents — ending	$669,735	$69,192	$897,341

Reconciliation of net income (loss) to net cash provided by operating activities
Net income (loss)	$730,626	$(549,819)	$(7,185,745)

Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities
Depreciation and amortization	8,708,438	9,215,562	10,645,485
(Gain) loss on sale of property and equipment	(40,947)	11,466	38,470
(Increase) decrease in
Receivables — trade	(5,464,487)	1,564,399	(149,753)
Other receivables	8,918	33,923	(6,735)
Supplies and materials	(475,961)	(54,580)	(118,929)
Prepaid expenses	(1,151,712)	(121,320)	(4,052)
Deferred income taxes	34,900	—	(150,000)
Increase (decrease) in
Checks issued in excess of bank balance	—	(2,170,476)	623,321
Accounts payable	1,185,504	1,594,015	(3,681,907)
Accrued expenses	(42,070)	(1,470,219)	355,049

	2,762,583	8,602,770	7,550,949

Net cash provided by operating activities	$3,493,209	$8,052,951	$365,204

The accompanying notes are an integral part of these statements.

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A — Nature of Operations

      Florida Recycling Services, Inc. of Illinois (FRS of Illinois) and its subsidiary Florida Recycling Services, Inc. of Delaware (FRS of Delaware) operate waste disposal and recycling services in central Florida.

Note B — Summary of Significant Accounting Policies

Principles of Consolidation

      The accompanying consolidated financial statements include the accounts of FRS of Illinois and its subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Cash and Cash Equivalents

      The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

      Trade receivables are uncollateralized customer obligations due 30 days from the invoice date.

      Trade receivables are stated at the amount billed to the customer. The carrying amount of trade receivables is reduced by an allowance for doubtful accounts that reflects management’s estimate of the amounts that will not be collected. Management reviews individual receivable balances and the Company’s average write offs to estimate the allowance for doubtful accounts. At December 31, 2003, 2002 and 2001, an allowance of $260,179, $379,120 and $363,332, respectively was considered necessary.

Property and Equipment

      Property and equipment is stated at cost. Expenditures for maintenance, repairs and minor renewals are charged to expense as incurred. Expenditures for improvements, replacements and major renewals are capitalized.

      Depreciation is provided principally by accelerated methods over estimated useful lives of 5 to 39 years.

      In January 2003, the Company outsourced the refurbishing of its containers to a related party. Costs associated with the betterments totaling $1,000,000 have been capitalized to machinery and equipment. In prior years, the repair and refurbishing was done internally. No amounts were capitalized in previous years since there was no objective basis to measure the betterments.

Goodwill and Other Intangible Assets

      Goodwill, representing the aggregate excess cost of companies acquired over the fair value of their net assets at dates of acquisition, was being amortized by the straight-line method over a period of 15 years for the year ended December 31, 2001.

      In June 2001, Statement of Financial Accounting Standards (SFAS) No. 142 was issued to address the initial recognition and measurement of intangible assets acquired outside of a business combination and the accounting for goodwill and other intangible assets subsequent to their acquisition. SFAS No. 142 provides that intangible assets with finite useful lives be amortized and that goodwill and intangible assets with indefinite lives not be amortized, but rather be tested at least annually for impairment. The Company adopted SFAS No. 142 as of January 1, 2002. Upon adoption of SFAS 142, the Company assigned approximately $407,000 of previously reported goodwill to contract acquisition costs.

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —  (Continued)

      Contract acquisition costs are being amortized over their estimated remaining useful lives of approximately 8 years. Estimated amortization expense for each year is $84,014 through December 31, 2007 and $59,151 for 2008.

      On January 1, 2002, goodwill amounting to $174,489 was not subject to further amortization as a result of SFAS No. 142. The Company conducted its initial impairment test in 2002, with no reduction of recorded goodwill resulting from the test. A reconciliation adjusting comparative net earnings and earnings per share for the year ended December 31, 2001, to show the effect of amortizing the contract acquisition costs and no longer amortizing goodwill, follows:

2001

Reported net loss	$(7,185,745)
Adjustments:
Goodwill amortization	43,334
Contract acquisition costs amortization	(30,334)

Adjusted net loss	$(7,172,745)

Basic earnings per share:
Reported net earnings	$(71,857.45)
Effect of amortization changes	130.00

Adjusted net loss per share	$(71,727.45)

Impairment of Long-Lived Assets

      In accordance with SFAS No. 144 Accounting for the Impairment or Disposal of Long-Lived Assets, property and equipment and amortizable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable from estimated future undiscounted cash flows, excluding interest charges. Impairment losses are measured as the amount by which the carrying amount of the assets exceed their fair value.

Fair Value of Financial Instruments

      SFAS No. 107 requires disclosures about the fair value for all financial instruments, whether or not recognized, for financial statement purposes. Disclosures about fair value of financial instruments are based on pertinent information available to management as of December 31, 2003, 2002 and 2001. Accordingly, the estimates presented in these statements are not necessarily indicative of the amounts that could be realized on disposition of the financial instruments.

      Management estimates the fair value of (i) receivables, advances to related parties, accounts payable, accrued expenses and notes payable to approximate carrying value due to short maturity of these instruments; and (ii) borrowings under the long-term debt approximates carrying value because the most significant portion of these borrowings accrues interest at a floating interest rate based on the market.

      The Company’s remaining assets and liabilities, which are not considered financial instruments, have not been valued differently than customary with historical cost accounting.

Per Share Data

      Net earnings per share (EPS) are computed by dividing net earnings by the weighted average number of shares of common stock outstanding during the period. Weighted average shares outstanding amounted to 100 shares in the years ended December 31, 2003, 2002 and 2001.

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —  (Continued)

Income Taxes

      FRS of Illinois, with the consent of its shareholder, has elected to be taxed as an S corporation for Federal and state income tax purposes. The shareholder of an S corporation includes his share of the company’s income or loss on his individual income tax returns. Therefore, no provision or liability for federal or state income taxes has been made in the 2003, 2002 and 2001 financial statements for FRS of Illinois net income/ (loss) of approximately $673,000, $(480,000) and $(6,966,000), respectively.

      FRS of Delaware provides for federal and state taxes currently due plus deferred taxes, if any, arising from temporary differences between income for financial reporting and income tax purposes. Deferred taxes are also recognized for operating losses that are available to offset future taxable income.

Advertising

      Advertising costs are expensed when incurred. Advertising expense for the years ended December 31, 2003, 2002 and 2001 was $79,000, $73,300 and $65,046, respectively.

Estimates and Assumptions

      The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C — Note Payable — Bank

      The Company has a $12,000,000 commitment of which $10,000,000 and $4,500,000 is drawn at December 31, 2003 and 2002, respectively. The note, which is due June 2004, bears interest at the banks prime rate (effective rate of 3.8% in 2003 and 5% in 2002). Interest is payable monthly. The note is collateralized by a personal guarantee of the Company’s shareholder.

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —  (Continued)

Note D — Long-Term Debt

      Long-term debt consists of the following:

	2003	2002	2001

The Company has a $3,000,000 commitment that bears interest at the bank’s prime rate (effective rate of 4% in 2003). The note is payable in monthly installments of $50,000 plus interest through January 2009 and is collateralized by a personal guarantee of the Company’s shareholder	$3,000,000	$—	$—
Property note — payable in monthly installments of $5,065 including interest at 8%, due February 2015. Collateralized by land and building with a cost of $835,000	$—	$—	$490,280
Equipment notes — payable in monthly installments aggregating $869,540, $777,591 and $803,579 for 2003, 2002 and 2001, respectively, including interest at rates ranging LIBOR plus 2% to 9.78% (effective rate of 5.68%, 6.7% and 7.62% in 2003, 2002 and 2001, respectively) due at various dates through 2008. Collateralized by equipment with a cost of $37,719,523, $34,723,265 and $28,695,553 in 2003, 2002 and 2001 and personal guarantees of the Company’s shareholder	19,588,364	21,850,673	27,891,166
Equipment note — due March 2004. Interest is payable monthly at 4%. The note is collateralized by a personal guarantee of the Company’s shareholder. The Company is presently negotiating the extension of this loan	1,000,000	—	—
Unsecured note payable to shareholder, interest payable monthly at 8%	—	—	3,163,150
Note payable — interest payable monthly at 8.0%, due April 2004. The note is collateralized by a personal guarantee of the Company’s shareholder	1,400,000	1,400,000	1,400,000
Note payable — interest payable monthly at 5.75%, due on demand. The note is collateralized by a personal guarantee of the Company’s shareholder	—	—	3,200,000

	24,988,364	23,250,673	36,144,596
Less — current maturities	12,928,121	8,198,916	10,687,496

	$12,060,243	$15,051,757	$25,457,100

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —  (Continued)

      Maturities of long-term debt in the five years subsequent to 2003 are:

Year	Amount

2004	$12,928,121
2005	6,192,013
2006	3,239,708
2007	1,472,491
2008	1,106,031
Thereafter	50,000

$24,988,364

Note E — Retirement Plan

      The Company has a qualified cash or deferred compensation plan under Section 401(k) of the Internal Revenue Code. Under the plan, employees who meet minimum eligibility requirements may elect to defer portions of their salary, subject to Internal Revenue Service limits. Employer contributions are discretionary. There was no profit sharing expense during 2003, 2002 and 2001.

Note F — Leases

      FRS of Illinois leases a recycling facility and warehouses under the terms of operating leases. The leases, which expire in September 2006 provide for minimum monthly rentals aggregating approximately $7,420 plus operating expenses. In addition, the Company rents office space for approximately $7,800 per month under a month-to-month lease. Minimum future rents under these leases are:

Year	Amount

2004	$89,040
2005	89,040
2006	80,560

Total	$258,640

      Rent expense for the years ended December 31, 2003, 2002 and 2001 was $169,543, $268,108 and $311,422, respectively.

Note G — Income Taxes

      Income tax expense (benefit) is comprised of the following:

	Years Ended December 31,

	2003	2002	2001

Current federal income tax	$—	$—	$—
Deferred federal income tax	34,900	—	(150,000)

Income tax expense (benefit)	$34,900	$—	$(150,000)

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —  (Continued)

      Income tax expense (benefit), as a percentage of pretax earnings, is as follows:

	As a Percent of
	Pretax Earnings

	2003	2002	2001

Combined statutory federal income tax rate	39.0%	39.0%	39.0%

      At December 31, 2003, FRS of Delaware has available net operating loss carryforwards that may be used to reduce future taxable income amounting to $1,580,000. The carryforwards expire in the years 2013 – 2017. A deferred tax asset, amounting to $601,100, $636,000 and $636,000 at December 31 2003, 2002 and 2001, respectively, was recorded relating to the future tax benefit of the net operating loss carryforwards. The Company has determined that it is more likely than not that the future tax benefit will be fully utilized; therefore no valuation allowance has been established related to the deferred tax asset.

Note H — Related Party Transactions

      The Company has transactions with related parties as follows:

	2003	2002	2001

Management fee expense	$3,062,000	$2,720,000	$2,972,500
Insurance expense	852,000	2,233,600	2,041,000
Capitalized container refurbishing	1,000,000	—	—
Container repair expense	323,000	—	—
Truck and truck parts	980,600	1,064,400	505,000

      Balances due to and from related parties at December 31, were as follows:

	2003	2002	2001

Accounts payable and accrued expenses	$1,911,600	$556,000	$949,500
Other receivables	38,800	241,700	—

Note I — Concentrations of Credit Risk

      Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. The Company places its cash with high credit quality financial institutions. Concentrations of credit risk with respect to accounts receivable are limited due to the Company’s large number of customers.

Note J — Cash Flow Information

      Non-cash investing and financing activities:

During 2003, the Company distributed land and building to the Company’s shareholders with a book value of $427,023.

During 2002, the Company distributed land and building subject to the related debt to its sole shareholder as partial payment on the note payable to the shareholder. The Company’s shareholder contributed the remaining balance on the note payable to additional paid-in capital. No additional shares

FLORIDA RECYCLING SERVICES, INC. OF ILLINOIS AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS —  (Continued)

were issued to the shareholder for the capital contribution. The additional paid-in capital contributed by the shareholder is as follows:

Loan payable to shareholder		$3,163,150
Less — property distributions
Net building	$704,932
Land	83,500
Debt assumed	(479,320)	(309,112)

Loan contributed to additional paid-in capital		2,854,038
Cash contributions		2,100,000

Total		$4,954,038

      In 2001, the shareholder contributed equipment (containers) valued at $29,400 to additional paid-in capital.